Exhibit 10.16.2

WAIVER AND SECOND AMENDMENT TO
FIFTH AMENDED AND RESTATED LOAN AGREEMENT

THIS WAIVER AND SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of March 7, 2013, is made and entered into on the terms and conditions hereinafter set forth, by and between CUMBERLAND PHARMACEUTICALS INC., a Tennessee corporation (the "Borrower"), and BANK OF AMERICA, N.A., a national banking association (the "Bank").

RECITALS:

1.    The Borrower and the Bank are parties to a Fifth Amended and Restated Loan Agreement dated as of August 2, 2011, as amended by a First Amendment to Fifth Amended and Restated Loan Agreement dated March 29, 2012 (as the same heretofore may have been or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Bank has agreed to extend credit to the Borrower subject to and upon the terms and conditions set forth in the Loan Agreement.

2.    The Borrower has repurchased shares of its capital stock in excess of the amount permitted by Section 8.8(d) of the Loan Agreement and has requested that the Bank waive the Borrower's noncompliance with that Section.

3.    The parties hereto desire to amend the Loan Agreement in certain respects as more particularly hereinafter set forth.

4.    Capitalized terms used but not otherwise defined in this Amendment shall have the same meanings as in the Loan Agreement.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

1.Waiver Regarding Section 8.8(d). Prior to the date hereof, the Borrower has expended $10,654,445 in respect of repurchases of its capital stock, which exceeds the $10,000,000 amount permitted by Section 8.8(d). The Bank hereby waives this noncompliance with that section, and acknowledges and agrees that the same shall not constitute an event of default under the Loan Agreement.

2.Amendment of Section 8.8(d). Section 8.8(d) of the Loan Agreement is hereby amended by deleting "the date of this Agreement" from the second line and substituting in lieu thereof "March 1, 2013".

3.Conditions to Effectiveness. This Amendment shall be effective only upon the satisfaction of the following conditions:

(a)the Borrower, the Bank and the other parties whose names appear on the signature page(s) hereof shall have executed and delivered a counterpart of this Amendment;

(b)each of the representations and warranties of the Borrower contained in Section 4 shall be true and correct as of the date as of which all of the other conditions contained in this Section 3 shall have been satisfied;

(c)    the Borrower shall have paid all cost and expenses, including attorney's fees, reasonably incurred by the Bank in connection with the preparation, execution, delivery and any recording or filing of this Amendment or any instrument, document or agreement contemplated hereby; and

(d)    the Bank shall have received such other documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

1.Representations and Warranties of the Borrower. As an inducement to the Bank to enter into this Amendment, the Borrower hereby represents and warrants that on and as of the date hereof, and taking into account the provisions hereof, the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects, except for representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date.

2.Effect of Amendment; Continuing Effectiveness of Loan Agreement and Loan Documents.

(a)Neither this Amendment nor any other indulgences that may have been granted to the Borrower by the Bank shall constitute a course of dealing or otherwise obligate the Bank to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Loan Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

(b)Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Loan Agreement and the other Loan Documents.

(c)Except to the extent amended or modified hereby, the Loan Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modification of the Loan Agreement effected hereby and the waiver contained herein.

3.Release and Waiver. The Borrower hereby acknowledges and stipulates that it has no claims or causes of action of any kind whatsoever against the Bank, its affiliates, officers, directors, employees or agents. The Borrower represents that it is entering this Amendment freely, and with the advice of counsel as to its legal alternatives. The Borrower hereby releases the Bank, its affiliates, officers, directors, employees and agents, from any and all claims, causes of action, demands and liabilities of any kind whatsoever whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, that the Borrower has or may acquire in the future relating in any way to any event, circumstance, action or failure to act to the date of this Amendment, excluding, however, claims or causes of actions resulting solely from the Bank's own gross negligence or willful misconduct. The release by the Borrower herein, together with the other terms and provisions of this Amendment, are executed by the Borrower advisedly and without coercion or duress from the Bank, the Borrower having determined that the execution of this Amendment, and all of its terms, conditions and provisions are in the Borrower's economic best interest.

4.Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon written request of the other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

5.Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

6.Miscellaneous.

(a)This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

(b)The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

(c)All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

(d)Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

(e)When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

[Remainder of Page Intentionally Left Blank;
Signature Pages Follow]

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement
(Cumberland Pharmaceuticals Inc.) dated as of March 7, 2013]

BORROWER:

CUMBERLAND PHARMACEUTICALS INC.

By:	/s/ Rick S. Greene
	Name:	Rick S. Greene
	Title:	Vice President and Chief Financial Officer

CONSENTED TO AND APPROVED:

CUMBERLAND PHARMA SALES CORP.

By:	/s/ Rick S. Greene
	Name:	Rick S. Greene
	Title:	Vice Presiden and Chief Financial Officer

ACKNOWLEDGED:

CUMBERLAND EMERGING TECHNOLOGIES, INC.

By:	/s/ Rick S. Greene
	Name:	Rick S. Greene
	Title:	Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement
(Cumberland Pharmaceuticals Inc.) dated as of March 7, 2013]

Bank:

BANK OF AMERICA, NA

By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	Senior Vice President